UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement

[X]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

Dresser-Rand Group Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

DRESSER-RAND GROUP, INC.

**** IMPORTANT NOTICE ****

Regarding the Availability of Proxy Material

You are receiving this communication because you hold shares in the above company, and the material you should review before you cast your vote is now available.

This communication presents only an overview of the more complete proxy material that is available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy material before voting.

BROKER
LOGO
HERE

Return Address Line 1
Return Address Line 2
Return Address Line 3
51 MERCEDES WAY
EDGEWOOD NY 11717

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
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Shareholder Meeting to be held on May 13, 2008

Proxy Material Available

1 Notice & Proxy Statement
2 Annual Report

B A R C O D E

PROXY MATERIAL - VIEW OR RECEIVE

You can choose to view the material online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before January 01, 0001

HOW TO VIEW MATERIAL VIA THE INTERNET

Have the 12 Digit Control Number(s) available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIAL

1) BY INTERNET - www.proxyvote.com
2) BY TELEPHONE - 1-800-579-1639
3) BY E-MAIL* - sendmaterial@proxyvote.com

*If requesting material by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

Broadridge Internal Use Only
Job #
Envelope #
Sequence #
of # Sequence

See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information How To Vote Vote In Person Meeting Type: Annual Meeting Meeting Date: May 13, 2008 Should you choose to vote these shares in person at the meeting you must request a “legal proxy”. To request a Meeting Time: 4:00 PM CDT legal proxy please follow the instructions at For holders as of: March 18, 2008 www.proxyvote.com or request a paper copy of the material. Many shareholder meetings have attendance requirements Meeting Location: including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting material for any special The Houstonian Hotel requirements for meeting attendance. 111 N. Post Oak Lane Houston, TX 77024 Vote By Internet To vote now by Internet, go to WWW.PROXYVOTE.COM. Please refer to the proposals and follow the instructions. Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence #

Voting items The Board of Directors recommends that you vote “For” the following. 1. Election of Directors Nominees 1 William E. Macaulay 2 Jean-Paul Vettier 3 Vincent R. Volpe Jr. 4 Michael L. Underwood 5 Philip R. Roth 6 Louis A. Raspino 7 Rita V. Foley 8 Joseph C. Winkler III The Board of Directors recommends you vote FOR the following proposal(s). B 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS, PRICEWATERHOUSECOOPERS LLP FOR 2008. A R 3 APPROVAL OF THE DRESSER-RAND GROUP INC. 2008 STOCK INCENTIVE PLAN. C O The Board of Directors recommends you vote AGAINST the following proposal(s). D 4 STOCKHOLDER PROPOSAL. E NOTE: Such other business as may properly come before the meeting or any adjournment thereof. CONTROL # → 0000 0000 0000 Broadridge Internal Use Only Acct # Shares Cusip Job # Envelope # Sequence # # of # Sequence #

Reserved for Broadridge Internal Control Information Voting Instructions THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE Broadridge Internal Use Only P99999-010 Job # THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE Envelope # 12 Sequence15 # # of # Sequence # # OF #